Deferred revenues and contract liabilities	12 Months Ended
Dec. 31, 2019
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Deferred revenues and contract liabilities
Note 14. Deferred revenues and contract liabilities
Details of deferred revenues and deferred income

	As of December 31, 2018	As of December 31, 2019
	$ in thousands
Deferred revenues and c ontract liab ilities	20,454	20,033
Others	299	—

Total Deferred revenue and contract liabilities	20,754	20,033

Deferred revenues
The deferred revenues and contract liabilities correspond mainly to upfront payments for the collaboration agreements with Les Laboratoires Servier and Institut de Recherche Servier (together “Servier”). At December 31, 2019, certain development programs were put on hold.